UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

CAPITAL FINANCIAL HOLDINGS, INC.

(Exact name of registrant and specified in its charger)

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (701) 837-9600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02—Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 9, 2011, at the Annual Meeting of Shareholders of the Company (the "2011 Annual Meeting"), the shareholders re-elected five of the five persons nominated by the Board of Directors to serve as Directors for the ensuing year and until the next annual meeting of shareholders or until their successors are elected and qualified. The five nominees elected as Directors at the 2011 Annual Meeting were Vaune M. Cripe, Jeffrey A. Cummer, Gregory G. Philipps, Vance A Castleman, and Myron D. Thompson. Biographical information as to the above named persons was included in the Definitive Schedule 14A filed by the Registrant on April 21, 2011.

On June 9, 2011, John R. Carlson, currently Interim Chief Executive Officer of the Company, has been elected by the vote of the board of directors, as Chief Executive Officer and President. On June 9, 2011, Valarie A. Hoskin, currently Interim Chief Financial Officer of the Company, has been elected by the vote of the board of directors, as Chief Financial Officer.

Mr. Carlson, born December 19, 1963, attended Montana State University in Bozeman, Montana, pursuing education in Physics and Chemical Engineering. He has passed several securities qualification examinations including the General Securities Representative, General Securities Principal, Uniform Securities Agent State Law, Registered Investment Advisor, Municipal Securities Principal, and insurance licenses for Life Insurance, Variable Life Insurance, Annuities and Variable Annuities, and Accident and Health Insurance. From September of 1998 to July of 2002, Mr. Carlson worked as a Financial Advisor with a national financial services firm. Mr. Carlson specialized in comprehensive financial planning relating to retirement, education, and risk management planning. Since July of 2002, Mr. Carlson has served Capital Financial Services and is currently the firm's Chief compliance Officer.

Ms. Hoskin entered the securities business in 2007 as a registered principal with Capital Financial Services, Inc., a wholly owned subsidiary of Capital Financial Holdings, Inc. In July of 2008 she was promoted to Corporate Accountant for Capital Financial Holdings, Inc., and in May of 2009 she became the Assistant CFO of the company. Ms. Hoskin holds a B.S. in Accounting from Minot State University.

There is no family relationship between Mr. Carlson and Ms. Hoskin nor are their any family relationships between Mr. Carlson and/or Ms. Hoskin and any other officer or member of the Company's board of directors. There is no written contract with respect to the employment of either Mr. Carlson or Ms. Hoskin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL FINANCIAL HOLDINGS, INC.

By: /s/ John R. Carlson

John R. Carlson

CEO & President

Dated: June 14, 2011